UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

---------------------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2007

NORTH PITTSBURGH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-13716 (Commission File Number)	25-1485389 (I.R.S. Employer Identification Number)

4008 Gibsonia Road Gibsonia, Pennsylvania (address of principal executive offices)	15044-9311 (Zip Code)

Registrant’s telephone number, including area code: (724) 443-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act

X	Soliciting material pursuant to Rule 14a–12 under the Exchange Act

❑	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act

❑	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act

Item 1.01.  Entry into a Material Definitive Agreement

On July 12, 2007, Fort Pitt Acquisition Sub Inc. (“Merger Sub”), a Pennsylvania corporation and a wholly-owned subsidiary of Consolidated Communications Holdings, Inc. (“Consolidated”), executed the Agreement and Plan of Merger, dated as of July 1, 2007 (the “Merger Agreement”), previously executed by Consolidated and by North Pittsburgh Systems, Inc. (the “Company”) and attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed July 5, 2007.  A copy of the Merger Agreement with an updated signature page reflecting Merger Sub’s execution thereof is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Prospectus/Proxy Statement

This material is not a substitute for the prospectus/proxy statement Consolidated and the Company will file with the Securities and Exchange Commission. Investors are urged to read the prospectus/proxy statement, which will contain important information, including detailed risk factors, when it becomes available. The prospectus/proxy statement and other documents which will be filed by Consolidated and the Company with the Securities and Exchange Commission will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to Consolidated Communications, 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations; or to North Pittsburgh Systems, Inc., 4008 Gibsonia Road, Gibsonia, Pennsylvania 15044, Attention: Investor Relations. The final prospectus/proxy statement will be mailed to shareholders of North Pittsburgh Systems, Inc.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

Consolidated and the Company, and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of Consolidated is set forth in the proxy statement for Consolidated’s 2007 annual meeting of shareholders. Information about the directors and executive officers of the Company is set forth in the company’s Annual Report on Form 10-K for the year ended December 31, 2006, as amended. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

2.1	Agreement and Plan of Merger, dated as of July 1, 2007, by and among North Pittsburgh Systems, Inc., Consolidated Communications Holdings, Inc. and Fort Pitt Acquisition Sub Inc.*

*Schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH PITTSBURGH SYSTEMS, INC.

Date: July 17, 2007	/s/ Matthew D. Poleski
Matthew D. Poleski
Vice President, Treasurer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number              Description

2.1	Agreement and Plan of Merger, dated as of July 1, 2007, by and among North Pittsburgh Systems, Inc., Consolidated Communications Holdings, Inc. and Fort Pitt Acquisition Sub Inc.*

*Schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.